UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2011 (June 14, 2011)

GASTAR EXPLORATION LTD.

(Exact Name of Registrant as Specified in its Charter)

ALBERTA, CANADA	001-32714	98-0570897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 LAMAR STREET, SUITE 650

HOUSTON, TEXAS 77010

(Address of principal executive offices)

(713) 739-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 14, 2011, Gastar Exploration USA, Inc. (“Gastar USA”), a wholly-owned subsidiary of Gastar Exploration Ltd. (the “Company”), together with the Company and certain of its subsidiaries as guarantors (collectively, the “Guarantors”), the lenders party thereto (the “Lenders”), and Amegy Bank National Association as administrative agent (the “Administrative Agent” and, together with Gastar USA, the Guarantors and the Lenders, the “Parties”), entered into the Third Amendment to Amended and Restated Credit Agreement (the “Third Amendment”) amending that certain Amended and Restated Credit Agreement dated October 28, 2009 (as amended by that certain Consent and First Amendment to Amended and Restated Credit Agreement dated November 20, 2009 and that certain Second Amendment to Amended and Restated Credit Agreement dated June 24, 2010, and as further amended by this Third Amendment, the “Credit Agreement”). The Third Amendment amended the Credit Agreement, by, among other things, allowing Gastar USA to (i) issue Series A Cumulative Preferred Stock (the “Series A Preferred Stock”) from time to time, including Series A Preferred Stock issued for purposes of paying interest in kind to the Company; (ii) as long as no default exists or would result from such payment and availability under the Credit Agreement equals at least 10% of the then-existing borrowing base under the Credit Agreement; (A) pay cash dividends on the Series A Preferred Stock of no more than $10 million in the aggregate in each calendar year; (B) pay cash dividends due on the Series A Preferred Stock or redeem the Series A Preferred Stock out of the proceeds of issuances of common stock by Gastar USA or the Company; and (C) redeem the Series A Preferred Stock with retained earnings of Gastar USA or the proceeds of a loan or advance to or an Investment in Gastar USA made with retained earnings of the Company; and (iii) pay dividends on the Series A Preferred Stock with additional shares of Series A Preferred Stock, shares of common stock of the Company, or, after an initial public offering thereof, shares of common stock of Gastar USA. Additionally, the Third Amendment allows the Company to guarantee the obligations of Gastar USA with respect to the Series A Preferred Stock.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of such amendment, which is filed as Exhibit 10.1 of this Current Report on Form 8-K and incorporated into this Item 1.01 by reference. All capitalized terms used in this Item 1.01 not otherwise defined have the meanings as defined in the Credit Agreement. A copy of the Credit Agreement and First Amendment and Second Amendment thereto, previously filed as exhibits to the Company’s Current Reports on Form 8-K filed on November 3, 2009, November 25, 2009 and June 28, 2010, respectively, are incorporated into this Item 1.01 by reference.

Item 7.01.	Other Events.

On June 14, 2011, the Company issued a press release announcing that Gastar USA is commencing, subject to market conditions, an underwritten public offering of shares of Gastar USA’s 8.625% Series A Cumulative Preferred Stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under this Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information or the Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following is a list of exhibits furnished as part of this Form 8-K:

Exhibit No.	Description of Document

10.1	Amended and Restated Credit Agreement, dated October 28, 2009, by and among Gastar Exploration USA, Inc., the Guarantors party thereto, Amegy Bank National Association, as Administrative Agent and Letter of Credit Issuer, BMO Capital Markets Corp., as Co-Lead Arranger and Joint Bookrunner, and the Lenders party thereto (incorporated herein by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K dated November 3, 2009).

10.2	Consent and First Amendment to Amended and Restated Credit Agreement, dated November 20, 2009, by and among Gastar Exploration USA, Inc., the Guarantors party thereto, the Lenders party thereto, and Amegy Bank National Association, as Administrative Agent (incorporated herein by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K dated November 25, 2009).

10.3	Second Amendment to Amended and Restated Credit Agreement, dated June 24, 2010, by and among Gastar Exploration USA, Inc., the Guarantors party thereto, the Lenders party thereto and Amegy Bank National Association, as Administrative Agent (incorporated herein by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K dated June 28, 2010).

10.4	Third Amendment to Amended and Restated Credit Agreement, dated June 14, 2011, by and among Gastar Exploration USA, Inc., the Guarantors party thereto, the Lenders party thereto and Amegy Bank National Association, as Administrative Agent.

99.1	Press release dated June 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GASTAR EXPLORATION LTD.

Date: June 14, 2011	By:	/s/ J. Russell Porter
J. Russell Porter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

10.1	Amended and Restated Credit Agreement, dated October 28, 2009, by and among Gastar Exploration USA, Inc., the Guarantors party thereto, Amegy Bank National Association, as Administrative Agent and Letter of Credit Issuer, BMO Capital Markets Corp., as Co-Lead Arranger and Joint Bookrunner, and the Lenders party thereto (incorporated herein by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K dated November 3, 2009).

10.2	Consent and First Amendment to Amended and Restated Credit Agreement, dated November 20, 2009, by and among Gastar Exploration USA, Inc., the Guarantors party thereto, the Lenders party thereto, and Amegy Bank National Association, as Administrative Agent (incorporated herein by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K dated November 25, 2009).

10.3	Second Amendment to Amended and Restated Credit Agreement, dated June 24, 2010, by and among Gastar Exploration USA, Inc., the Guarantors party thereto, the Lenders party thereto and Amegy Bank National Association, as Administrative Agent (incorporated herein by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K dated June 28, 2010).

10.4	Third Amendment to Amended and Restated Credit Agreement, dated June 14, 2011, by and among Gastar Exploration USA, Inc., the Guarantors party thereto, the Lenders party thereto and Amegy Bank National Association, as Administrative Agent.

99.1	Press release dated June 14, 2011.